DEFA14A_June 15 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

MIND MEDICINE (MINDMED) INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 220-6633

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 15, 2023, Mind Medicine (MindMed) Inc. (“MindMed” or the “Company”) issued a press release announcing that the Company’s 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) was convened and adjourned due to an absence of quorum in accordance with the Company’s Amended and Restated Articles (the “Articles”), without any business being conducted. The Annual Meeting will be re-convened with respect to all proposals at 10:00 a.m. Eastern Time on Wednesday, June 21, 2023 (the “Reconvened Meeting”) and will continue to be held virtually. The time and record date for determining shareholders eligible to vote at the Annual Meeting will remain the close of business on April 20, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on 8-K.

In accordance with Section 11.8 of the Articles, at the Reconvened Meeting, if a quorum of 33 1/3% of MindMed’s outstanding common shares entitled to vote (the “Stated Quorum”) is not present within one half hour from the time set for the holding of the meeting, the person or persons present will constitute a quorum, even if constituting less than the Stated Quorum.

The new proxy deadline date for the Reconvened Meeting is Monday, June 19, 2023, at 10:00 a.m. Eastern Time. Proxies deposited to date will remain valid for the Reconvened Meeting. Any shareholders who have not already voted can also vote prior to the new proxy deadline date. Shareholders who have already duly submitted voting instructions for the Annual Meeting do not need to take any further action unless they wish to change or revoke their vote.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date: June 15, 2023	By:	/s/ Robert Barrow
	Name:	Robert Barrow
	Title:	Chief Executive Officer

Exhibit 99.1

MindMed Adjourns Annual General Meeting of Shareholders

Meeting Will Resume on Wednesday, June 21, 2023

Believes FCM Has Made Deliberate Efforts to Prevent Quorum from Being Achieved

MindMed Encourages Shareholders to Vote FOR All Six of the Company’s Director Candidates on the WHITE Universal Proxy Card

NEW YORK, June 15, 2023 – Mind Medicine (MindMed) Inc. (NASDAQ: MNMD), (NEO: MMED), (the “Company” or “MindMed”), today announced that the Company’s Annual General Meeting of Shareholders (the “Meeting”) on June 15, 2023 was convened at 10:00 a.m. (Eastern Time) and adjourned, without any business being conducted, due to lack of the required quorum. The Meeting will resume with respect to all proposals at 10:00 a.m. (Eastern Time) on Wednesday, June 21, 2023 and will continue to be held virtually via live webcast at www.proxydocs.com/MNMD.

The Company notes that as of 10:00 a.m. (Eastern Time) on June 13, 2023, the deadline for proxy voting at the Annual Meeting, the number of shares of MindMed voted as of the deadline together with shares represented by “legal proxies” providing authority to attend and vote virtually at the Annual Meeting, met the requisite 33⅓% quorum pursuant to MindMed’s Amended and Restated Articles. As is customary, the Company expected all of these shares to be present at the Meeting.

The Company believes representatives of FCM MM Holdings, LLC deliberately acted to prevent the voices of all shareholders from being heard and the business of the Meeting from being completed.

Pursuant to MindMed’s Amended and Restated Articles, if quorum is not present within one half hour from the time set for the holding of the reconvened Meeting, those shareholders who attend and are entitled to vote at the reconvened Meeting on Wednesday, June 21, 2023, in person or represented by proxy, shall constitute a quorum and the Meeting will proceed at that time. The record date for the Meeting will remain such that shareholders of record as of the close of business on April 20, 2023 will remain entitled to attend the reconvened Meeting virtually via live webcast at www.proxydocs.com/MNMD and vote at the reconvened Meeting as they would have if the Meeting had taken place as originally scheduled.

The new proxy deadline date for the reconvened Meeting is 10:00 a.m. (Eastern Time) Monday, June 19, 2023. Proxies deposited to date will remain valid for the reconvened Meeting. Any shareholders who have not already voted via proxy can also vote prior to the new proxy deadline date. Shareholders of record who have not voted are encouraged to vote online by following the instructions provided on the WHITE proxy card.

Beneficial shareholders who have not yet voted via proxy are encouraged to vote online as instructed by their bank, broker or other agent. Shareholders of record who have already voted using the FCM MM Holdings, LLC’s blue proxy card have every right to change their vote and revoke their prior proxy before it is exercised at the reconvened Meeting by voting online and following the instructions provided on the WHITE proxy card.

Only the last-dated, properly executed proxy card that a shareholder submits will be counted, provided that such proxy card is received by June 19, 2023 at 10:00 a.m. (Eastern Time). A proxy card received after such deadline will revoke the votes in the prior proxy card, but the instructions in the new proxy card will not be given effect.Shareholders who access the reconvened Meeting virtually and vote on any matter will revoke any previously submitted proxy card. Beneficial shareholders should follow the instructions provided by their bank, broker or other agent to revoke or change their voting instructions.

If you are eligible to attend the meeting (e.g. a record shareholder or hold a “legal proxy” from a broker, bank or other agent, etc.) and wish to vote at the Meeting you must register in advance of the meeting by going to www.proxydocs.com/MNMDno later than 10:00 a.m. (Eastern Time) Monday, June 19, 2023.

***

VISIT WWW.PROTECTMINDMED.COMFOR MORE INFORMATION

Due to new U.S. federal rules requiring us to list FCM’s nominees in addition to the Board’s nominees, your WHITEproxy card this year has more names on it than the six directors to be elected. The inclusion of FCM’s nominees on our WHITE proxy card does NOT mean the Board endorses them.

Vote TODAY on the WHITE proxy card FOR all six of the Board’s nominees, WITHHOLD on FCM’s nominees and FOR the other proposals recommended by your Board.

You can help reject FCM’s efforts to take control of the Board by discarding any blue proxy cards and materials you may receive from FCM.

If you have any questions, or need assistance voting your shares, please contact the firm assisting us in the solicitation of proxies:

Morrow Sodali LLC
509 Madison Avenue, Suite 1206
New York, NY 10022
Banks and Brokers Call: (203) 658-9400
Shareholders Call Toll Free: (800) 662-5200

Email:MNMD@investor.morrowsodali.com

Shareholders that do not receive proxy materials should contact your broker and request the WHITE voting control number or contact Morrow Sodali.

About MindMed

MindMed is a clinical stage biopharmaceutical company developing novel product candidates to treat brain health disorders. Our mission is to be the global leader in the development and delivery of treatments that unlock new opportunities to improve patient outcomes. We are developing a pipeline of innovative product candidates, with and without acute perceptual effects, targeting neurotransmitter pathways that play key roles in brain health disorders.

MindMed trades on NASDAQ under the symbol MNMD and on the Canadian NEO Exchange under the symbol MMED.

Cautionary Notes and Forward-Looking Statements

Certain statements in this press release related to the Company constitute “forward-looking information” within the meaning of applicable securities laws and are prospective in nature. Forward-looking information is not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may”, “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential” or “continue”, or the negative thereof or similar variations. Undue reliance should not be placed on forward-looking information, which are inherently uncertain, are based on estimates and assumptions, and are subject to known and unknown risks and uncertainties (both general and specific) that contribute to the possibility that the future events or circumstances contemplated by the forward-looking statements will not occur. There can be no assurance that the plans, intentions or expectations upon which forward-looking statements are based will in fact be realized. Forward-looking information in this press release includes, but is not limited to, statements regarding the timing of the reconvened Meeting.

Forward-looking information is based on the opinions and estimates of management of the Company at the date the statements are made, as well as a number of assumptions made by, and information currently available to, the Company concerning, among other things, the timing of the reconvened Meeting. Although management of the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

There are numerous risks and uncertainties that could cause actual results and the Company’s plans and objectives to differ materially from those expressed in the forward-looking information, including the timing of the reconvened Meeting; as well as those risk factors discussed or referred to herein and the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 under headings such as “Special Note Regarding Forward-Looking Statements,” and “Risk Factors”

and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company’s profile on SEDAR at www.sedar.comand with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR at www.sec.gov. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events, changes in expectations or otherwise.

Additional Information and Where to Find It

MindMed has filed with the SEC and Canadian securities regulatory authorities on May 1, 2023 a definitive proxy statement on Schedule 14A (the “proxy statement”), containing a form of WHITE universal proxy card, with respect to its solicitation of proxies for the annual general meeting of shareholders of MindMed on June 15, 2023 (the “Annual Meeting”). Details concerning the nominees of MindMed’s Board for election at MindMed’s Annual Meeting are included in the proxy statement. This press release is not a substitute for the proxy statement or other document that MindMed has filed or may file with the SEC and Canadian securities regulatory authorities in connection with any solicitation by MindMed.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND THE ACCOMPANYINGWHITE UNIVERSAL PROXY CARD) FILED BY MINDMED AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORS WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDMED AND ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC and Canadian securities regulatory authorities by MindMed free of charge through the website maintained by the SEC at www.sec.gov or through the Company’s profile on SEDAR at www.sedar.com. Copies of the documents filed by MindMed are also available free of charge by accessing MindMed’s website at www.mindmed.co.

Participants in the Solicitation

This press release is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC and Canadian securities regulatory authorities. Nonetheless, MindMed, its directors and executive officers and other members of management and employees may be deemed under U.S. securities laws and Canadian securities laws to be participants in the solicitation of proxies with respect to a solicitation by MindMed. Information about MindMed’s executive officers and directors and other participants in the solicitation, including their respective interests, by security holders or otherwise, is available in the proxy statement. To the extent holdings of MindMed securities reported in the proxy statement for the Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC and if applicable, on the System for Electronic Disclosure by Insiders (SEDI) in accordance with insider reporting requirements of Canadian securities laws. These documents are or will be available free of charge at the SEC’s website at www.sec.gov and either through the Company’s profile on SEDAR at www.sedar.com or updated filings on SEDI at www.sedi.ca.

Contacts

For Media:
media@mindmed.co

OR

Longacre Square Partners
Dan Zacchei / Miller Winston
mindmed@longacresquare.com

For Investors:
ir@mindmed.co

OR

Morrow Sodali
Michael Verrechia / Eric Kamback
MNMD@investor.morrowsodali.com